                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07528
                                  ---------------------------------------------

                       Insured Municipal Income Fund Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York  10019-6114
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               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


Registrant's telephone number, including area code: 212-882-5000
                                                   ----------------------------

Date of fiscal year end: March 31
                        --------------------------
Date of reporting period: March 31, 2005
                         -------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

INSURED MUNICIPAL INCOME FUND INC.
ANNUAL REPORT
MARCH 31, 2005

INSURED MUNICIPAL INCOME FUND INC.

May 26, 2005

DEAR SHAREHOLDER,

We present you with the annual report for Insured Municipal Income Fund Inc. (the "Fund") for the fiscal year ended March 31, 2005.

Below you will find information regarding the Fund's performance and an interview with the Fund's portfolio manager. After these sections, you will find additional information regarding investment policy changes. These changes will permit greater flexibility in investing a portion of the Fund's investments. These changes do not modify the Fund's policy to invest at least 80% of its net assets in insured municipal obligations under normal circumstances.

PERFORMANCE

Over the 12-month period, the Fund's net asset value return was 2.48%. On a market price basis, the Fund declined 6.55%. Over the same period, the Fund's peer group, the Lipper Insured Municipal Debt Funds (Leveraged) median's net asset value and market price returns were 3.03% and -3.92%, respectively. Finally, the Fund's benchmark, the Lehman Brothers U.S. Municipal Bond Index (the "Index"), returned 2.67%. (For more performance information, please refer to "Performance At A Glance" on page 7). As the market price for both the Fund and the median of its peer group moved down while net asset values appreciated, discounts widened during the period.

The Fund continued to use leverage during the period, which was 40% of total assets as of March 31, 2005. Leverage can magnify returns on the upside and on the downside, and the degree of leverage used can create wider dispersions of returns within the Fund's peer group.

AN INTERVIEW WITH PORTFOLIO MANAGER WILLIAM VERONDA

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A. The US economy faced a number of challenges during the reporting period, including record high oil prices, rising interest rates, a mixed job market, uncertainty surrounding the presidential election and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a 3.3%

[SIDENOTE]

INSURED MUNICIPAL INCOME FUND INC.

INVESTMENT GOAL:

High level of current income exempt from federal income tax, consistent with preservation of capital

PORTFOLIO MANAGER:

William Veronda
UBS Global Asset Management (US) Inc.

COMMENCEMENT:

June 8, 1993

NYSE SYMBOL:

PIF

DIVIDEND PAYMENTS:

Monthly
   gain in the second quarter of 2004, gross domestic product (GDP) growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. Preliminary estimates for first quarter 2005 GDP growth were 3.5%

Q. HOW DID THE FED REACT TO THESE ECONOMIC CONDITIONS?

A. Given the strength of the economy, it became increasingly clear that the Federal Reserve Board's (the "Fed") accommodative monetary policy would change and it would begin to raise interest rates in an attempt to ward off a potential increase in inflation. As expected, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% in June 2003 to 1.25% at the end of June 2004. This was the first rate hike in four years.

   The Fed raised rates in 0.25% increments on six more occasions over the fiscal year, bringing the fed funds rate to 2.75% by the end of March 2005. Toward the end of the period, the Fed appeared to become increasingly concerned about inflation. Coinciding with the March rate hike, the Fed continued to say it expected to raise rates at a "measured" pace. However, it also said that inflationary pressures "have picked up in recent months and pricing power is more evident," whereas in February it stated that inflation was "well contained." Many market participants believed this telegraphed the potential for rate hikes larger than 0.25% in the future. The Fed did indeed raise rates again after the period closed, bringing the rate to 3.0%.

Q: HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE FISCAL YEAR?

A: Given our expectation that yields would rise in concert with the Fed's tightening cycle, the Fund's duration was shorter than the benchmark during the fiscal year. While this led to mixed results over the period, our yield curve positioning generally enhanced results over the reporting period. We expected the yield curve to flatten, whereby the gap between short- and long-term yields narrows, and so we maintained a barbell strategy for the portfolio. In doing so, we held relative overweights in both short-term and longer-term securities. In the second half of the fiscal year, this was coupled with an underweight in the 2- to 8-year portion of the curve. This positioning proved to be beneficial for results as longer-term securities performed well and the 2- to 8-year segment of the yield curve lagged the overall market.

   During the period, we received approval from the Fund's Board of Directors to invest up to 20% of the portfolio in non-insured municipal obligations that are rated at least BBB by S&P or Baa by Moody's. We believe that this will bring the Fund into closer alignment with its peer group, and expect it will provide us with the flexibility to invest in securities that offer the opportunity to generate incremental income. More details regarding these changes are provided on page 6.

Q: COULD YOU DESCRIBE SOME NEW PURCHASES MADE FOR THE FUND OVER THE PERIOD?

A: In the fourth quarter of 2004, we added New Jersey Economic Development
   Authority bonds, which have a 5.0% coupon and mature in 2009. We found this issue, secured by the pledge of cigarette taxes in the state, to be attractively priced. While New Jersey faces a significant deficit in 2005, we believe the bonds are well-secured given the state's high per capita income and diversified economy.

   A good example of how we employed the barbell strategy for the portfolio was our addition of both Sacramento Sanitation District bonds, offering a 5.0% coupon and maturing in 2035, and San Diego California Unified School District bonds, offering a 5.0% coupon and maturing in 2029. We found these securities to be attractively valued, and they benefited as the yield curve flattened. We subsequently sold these holdings, as we felt they became richly valued.

Q: WHICH AREAS DID YOU EMPHASIZE FROM A REGIONAL STANDPOINT?

A: We focused on states that we believed were exhibiting improved fiscal health and whose municipal bonds were attractively valued. For example, throughout the period we emphasized securities from the California tax-exempt market. Following its financial crisis in 2003, California's fiscal situation has seen considerable improvements. Our overweight position in California enhanced results as the state's bonds continued to outperform the overall market during the year. Given this appreciation, we believe California municipal securities are now fairly valued given their underlying fundamental risks.

Q: WHAT ARE YOUR VIEWS OF THE HEALTHCARE AND TOBACCO SECTORS?

A: Given an environment of declining government reimbursements, we were negative on the healthcare sector in general. However, as the period progressed we selectively purchased certain hospital bonds that we believed offered yields that fairly compensated investors for their risks. This strategy proved beneficial for the Fund. We continued to avoid tobacco settlement bonds, as we maintained our negative long-term outlook for the sector. This positioning detracted from results over the period, as these more speculative tobacco bonds performed well.

Q: WHICH SECTORS DID YOU EMPHASIZE OVER THE FISCAL YEAR?

A: The Fund's portfolio is highly diversified and is exposed to a wide variety of sectors. Having said that, one area that we found attractive was the airport sector. Unlike the troubled airline industry, airports have performed well as the economy has improved. Both business and consumer flight trends have surpassed their pre-September 11, 2001 levels.

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   An example of a holding in this area was Metropolitan Washington (DC)
   Airports Authority bonds, which offer a 5.25% coupon, mature in 2016, and are also subject to the alternative minimum tax (AMT). Although the Fund has always been able to invest in AMT bonds, historically it has not done so. During the fiscal year, we informed the Board of our intention to begin purchasing these bonds where appropriate. As with the added flexibility to invest in BBB/Baa bonds, investing in AMT bonds also brings the Fund into closer alignment with its peer group. This should provide us the opportunity to invest in securities that generate additional incremental income.

Q: CAN YOU EXPLAIN HOW THE USE OF LEVERAGE CAN AFFECT THE FUND'S PORTFOLIO?

A: As of March 31, 2005, 40% of the Fund was leveraged. This means that the Fund had "borrowed" money by issuing preferred shares. While leverage can increase the Fund's short-term volatility, we believe it better positions us to seek our goal of generating high current income that is exempt from federal income tax, consistent with the preservation of capital.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?

A. At this point, it appears US economic growth will be sustainable, despite the increase in oil prices. In particular, consumer spending has remained solid, and corporate capital expenditures appear to be improving. In terms of the Fund's portfolio, we expect to remain defensively positioned and to continue to employ a barbell positioning structure. We will continue to look for opportunities where individual securities appear to be structurally mispriced, and focus on states with improving balance sheets whose bonds are attractively valued.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the family of UBS funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,


/s/ W. Douglas Beck

W. DOUGLAS BECK, CFA
PRESIDENT
Insured Municipal Income Fund Inc.
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ William W. Veronda

WILLIAM VERONDA
PORTFOLIO MANAGER
Insured Municipal Income Fund Inc.
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2005. The views and opinions in the letter were current as of May 26, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.


* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges and expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

INVESTMENT POLICY CHANGES

The Fund's Board of Directors has approved a change in investment policies to permit greater investment flexibility. One of the Fund's investment policies has permitted investment of up to 20% of its portfolio in non-insured municipal obligations meeting certain criteria, including (i) non-insured municipal obligations that are rated at least AAA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Aaa by Moody's Investors Services, Inc. ("Moody's"), or have received an equivalent rating from another nationally recognized statistical rating organization (NRSRO), and (ii) non-insured municipal obligations that are guaranteed by an entity rated at least AAA by S&P, Aaa by Moody's, or an equivalent rating from another NRSRO.

The Fund's Board of Directors has approved a change that will permit the Fund to invest up to 20% of its portfolio in non-insured municipal obligations that are rated at least BBB by S&P, Baa by Moody's, or an equivalent rating from another NRSRO, or that are guaranteed by an entity rated at least BBB by S&P, Baa by Moody's, or an equivalent rating from another NRSRO. The investment policy has also been revised to provide that all non-insured municipal obligations invested in by the Fund be rated at least BBB by S&P, Baa by Moody's, or the equivalent rating by another NRSRO. ("AAA" or "Aaa" is considered the highest rating category, while "BBB" or "Baa" is considered below the highest category but still investment grade.) The revised investment policies are expected to become effective on or after June 1, 2005. As a result, the Fund's 80% investment policy and 20% investment policy would be revised to read as follows:

   Under normal circumstances, the Fund invests at least 80% of its net assets in Insured Municipal Obligations, the income from which is exempt from regular federal income tax. "Insured Municipal Obligations" are Municipal Obligations that are insured as to the timely payment of both principal and interest by an entity, that, at the time of investment, has a claims-paying ability rated Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO. The Fund may invest up to 20% of its net assets in Municipal Obligations that are not insured but that are, at the time of investment, (1) backed by an escrow or trust account containing sufficient US government or US government agency securities to ensure the timely payment of principal and interest; (2) guaranteed as to timely payment of principal and interest by an entity which has a credit rating of Baa by Moody's, BBB by S&P or an equivalent rating by another NRSRO; or (3) not insured, guaranteed or backed by escrows but rated at least Baa by Moody's, BBB by S&P or an equivalent rating by another NRSRO. The Municipal Obligations described in (1) and (2) above may be unrated if they are determined by the investment advisor to be of comparable quality to Municipal Obligations that have received ratings of at least Baa by Moody's, BBB by S&P, or an equivalent rating by another NRSRO.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 3/31/05

NET ASSET VALUE RETURNS                   6 MONTHS    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
Insured Municipal Income Fund Inc.          0.70%      2.48%      6.24%         6.63%
Lipper Insured Municipal Debt Funds
   (Leveraged) median                       1.53       3.03       7.92          6.65

MARKET PRICE RETURNS
Insured Municipal Income Fund Inc.         (2.47)     (6.55)      7.70          7.77
Lipper Insured Municipal Debt Funds
   (Leveraged) median                      (1.65)     (3.92)      8.77          7.12

Past performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. NAV and market price returns for periods of less than one year are cumulative. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

SHARE PRICE, DIVIDEND AND YIELDS AS OF 3/31/05

Market Price                                                           $   12.71
Net Asset Value (per share applicable to common shareholders)          $   14.93
12-Month Net Investment Income Dividend to Common Shareholders
  (period ended 3/31/05)                                               $    0.76
March 2005 Dividend                                                    $   0.055
Market Yield*                                                               5.19%
NAV Yield*                                                                  4.42%

* Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                 3/31/05       9/30/04       3/31/04
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shareholders (mm)                     $    308.0    $    314.7    $    317.6
Weighted Average Maturity                      11.7 yrs      11.1 yrs      10.7 yrs
Weighted Average Duration                       4.3 yrs       4.8 yrs       4.8 yrs
Weighted Average Coupon                             4.8%          4.7%          4.3%
Leverage**                                         40.1%         38.8%         39.8%
Callable/Maturing Within Five Years*               18.3%         13.8%         14.4%
Callable/Maturing Beyond Five Years*               81.7%         86.2%         85.6%

PORTFOLIO COMPOSITION***                        3/31/05       9/30/04       3/31/04
-------------------------------------------------------------------------------------
Long-Term Municipal Bonds                         144.5%        143.5%        143.8%
Short-Term Municipal Notes                         23.3          21.6          20.6
Futures                                             0.1          (0.0)+        (0.1)
Other Assets Less Liabilities                       0.3           1.6           1.8
Liquidation Value of auction
  preferred shares                                (68.2)        (66.7)        (66.1)
-------------------------------------------------------------------------------------
TOTAL                                             100.0%        100.0%        100.0%
-------------------------------------------------------------------------------------

CREDIT QUALITY***                               3/31/05       9/30/04       3/31/04
-------------------------------------------------------------------------------------
AAA                                               144.5%        143.5%        143.8%
A1                                                 23.3          21.6          20.6
Futures                                             0.1          (0.0)+        (0.1)
Other Assets Less Liabilities                       0.3           1.6           1.8
Liquidation Value of auction
  preferred shares                                (68.2)        (66.7)        (66.1)
-------------------------------------------------------------------------------------
TOTAL                                             100.0%        100.0%        100.0%
-------------------------------------------------------------------------------------

TOP FIVE STATES*           3/31/05                     9/30/04                         3/31/04
-----------------------------------------------------------------------------------------------
California                  30.5% California            24.6% California                16.0%
Texas                       12.4  Texas                 17.3  New York                  14.3
New York                    10.0  New York              11.2  Texas                     13.4
Illinois                     8.6  Illinois               8.0  Illinois                   8.7
New Mexico                   6.5  Washington             6.0  Washington                 7.1
-----------------------------------------------------------------------------------------------
TOTAL                       68.0%                       67.1%                           59.5%
-----------------------------------------------------------------------------------------------

TOP FIVE SECTORS*          3/31/05                     9/30/04                        3/31/04
-----------------------------------------------------------------------------------------------
Power                       21.2% Power                 20.3% Power                     22.5%
Water & Sewer               21.2  Escrowed-to-maturity  12.2  Water & Sewer             16.1
Escrowed-to-maturity        10.3  Water & Sewer          9.5  Escrowed-to-maturity      12.1
Hospital                     6.5  Hospital               8.3  Pre-refunded               9.5
Sales Tax                    4.2  Airport                5.7  Hospital                   7.1
-----------------------------------------------------------------------------------------------
TOTAL                       63.4%                       56.0%                           67.3%
-----------------------------------------------------------------------------------------------

* Weightings represent percentages of total investments as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

**   As a percentage of total assets as of the dates indicated.

*** As a percentage of net assets applicable to common shareholders as of the dates indicated. Credit quality ratings designated by Standard & Poor's Rating Group, an independent rating agency.

+ Represents less than (0.05)% of net assets applicable to common shareholders.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2005

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--144.49%

ALABAMA--0.53%
$    1,590  Alabama Water Pollution Control
              Authority Revolving Fund
              Loan-Series A (AMBAC Insured)         Aaa             AAA       08/15/17        6.750%   $     1,615,853

CALIFORNIA--51.23%
    10,000  California State Department of
              Water Resources Power Supply
              Revenue-Series A (AMBAC
              Insured)                              Aaa             AAA       05/01/16        5.500         11,048,800
     3,060  California State Department of
              Water Resources Power Supply
              Revenue-Series A (MBIA
              Insured)                              Aaa             AAA       05/01/12        5.250          3,370,498
     3,000  California State Department of
              Water Resources Revenue-
              Central Valley Project-
              Series AC (MBIA Insured)              Aaa             AAA       12/01/27        5.000          3,118,740
     4,000  California State Department of
              Water Resources Revenue-
              Series W (FSA Insured)                Aaa             AAA       12/01/14        5.500          4,525,560
     2,500  California State Economic
              Recovery-Series A
              (FGIC Insured)                        Aaa             AAA       07/01/14        5.250          2,765,950
     8,000  California State Economic
              Recovery-Series A
              (MBIA Insured)                        Aaa             AAA       07/01/12        5.000          8,719,360
     3,000  California State Economic
              Recovery-Series A
              (MBIA Insured)                        Aaa             AAA       07/01/15        5.000          3,234,690
        30  California State General
              Obligation (FGIC Insured)             Aaa             AAA       11/01/12        7.000             30,708
     3,305  Chino Valley Unified School
              District-Series A (FSA Insured)       Aaa             AAA       08/01/26        5.000          3,425,566
     3,125  Contra Costa Water District
              Revenue-Series L (FSA Insured)        Aaa             AAA       10/01/19        5.000          3,276,500
     5,000  Contra Costa Water District
              Revenue-Series M (FSA Insured)        Aaa             AAA       10/01/18        5.000          5,292,500
     4,400  Inglewood Unified School
              District-1998 Election-
              Series C (FSA Insured)                Aaa             AAA       10/01/28        5.000          4,553,956

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

CALIFORNIA--(CONTINUED)
$    3,200  Livermore-Amador Valley Water
              Management Agency Sewer
              Revenue-Series A (AMBAC
              Insured)                               Aaa            AAA       08/01/14        5.250%   $     3,466,880
     2,000  Long Beach Finance Authority
              Lease Revenue-Aquarium of
              the South Pacific (AMBAC
              Insured)                               Aaa            AAA       11/01/15        5.500          2,204,880
     6,340  Los Angeles County Metropolitan
              Transportation Authority Sales
              Tax Revenue Refunding-
              Proposition C (MBIA Insured)           Aaa            AAA       07/01/12        5.250          7,019,014
     8,475  Los Angeles County Sanitation
              Districts Financing Authority
              Revenue-Capital Project-
              Series A (FSA Insured)                 Aaa            AAA       10/01/20        5.000          8,944,261
     3,000  Los Angeles University School
              District-Series A (FSA Insured)        Aaa            AAA       07/01/20        5.250          3,239,220
    11,625  Los Angeles Waste & Water
              Systems Revenue Refunding-
              Subseries A (MBIA Insured)             Aaa            AAA       06/01/26        5.000         12,041,989
     5,000  Los Angeles Water & Power
              Revenue-Power Systems-
              Series A (MBIA-IBC Insured)            NR             AAA       07/01/24        5.000          5,149,800
     7,000  Los Angeles Water & Power
              Revenue-Power Systems-
              Series A-A-1 (FSA Insured)             Aaa            AAA       07/01/21        5.250          7,451,360
     3,000  Los Angeles Water & Power
              Revenue-Power Systems-
              Series A-Subseries A-2
              (MBIA Insured)                         Aaa            AAA       07/01/16        5.000          3,200,160
     5,000  Los Angeles Water & Power
              Revenue-Power Systems-
              Series A-Subseries A-2
              (MBIA-IBC Insured)                     Aaa            AAA       07/01/30        5.000          5,139,100
     6,000  Los Angeles Water & Power
              Revenue-Power Systems-
              Series B (FSA Insured)                 Aaa            AAA       07/01/25        5.000          6,209,160
     1,000  Marin Municipal Water District
              Revenue (AMBAC Insured)                Aaa            AAA       07/01/18        5.000          1,051,470

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

CALIFORNIA--(CONCLUDED)
$    5,000  Metropolitan Water District
              Waterworks Revenue-
              Series B-3 (MBIA Insured)              Aaa            AAA       10/01/29        5.000%   $     5,187,600
     7,160  Oxnard Financing Authority
              Waste & Water Revenue-
              Redwood Trunk Sewer &
              Headworks-Series A (FGIC
              Insured)                               Aaa            AAA       06/01/34        5.250          7,581,366
     6,520  Placentia-Yorba Linda Unified
              School District-Series A
              (FGIC Insured)                         Aaa            AAA       08/01/26        5.000          6,733,661
     7,000  Sacramento Municipal Utility
              Revenue-Municipal Utility
              District-Series R (MBIA
              Insured)                               Aaa            AAA       08/15/19        5.000          7,405,230
     4,000  San Francisco City & County
              Airport Commission
              International Airport-Second
              Series 27B (FGIC Insured)              Aaa            AAA       05/01/15        5.250          4,294,280
     5,580  Southern California Public
              Power Authority Transmission
              Project Revenue Refunding
              (FGIC Insured)                         Aaa            AAA       07/01/12        7.300#         4,202,186
     3,825  Walnut Energy Center Authority
              Revenue-Series A (AMBAC
              Insured)                               Aaa            AAA       01/01/34        5.000          3,914,543
----------------------------------------------------------------------------------------------------------------------
                                                                                                           157,798,988
----------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--2.06%
     4,000  District of Columbia Hospital
              Revenue-Medlantic
              Healthcare-Series A
              (Escrowed to Maturity)
              (MBIA Insured)                         Aaa            AAA       08/15/14        5.750          4,223,440
     2,000  Metropolitan Airport Authority
              Systems-AMT-Series A
              (MBIA Insured)                         Aaa            AAA       10/01/16        5.250          2,125,820
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,349,260
----------------------------------------------------------------------------------------------------------------------

FLORIDA--3.20%
     6,450  Florida State Board of
              Education-Public Education-
              Series A (FSA Insured)                 Aaa            AAA       06/01/27        5.000          6,667,946

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

FLORIDA--(CONCLUDED)
   $ 3,000  Miami-Dade County Expressway
              Authority Toll System
              Revenue-Series B (FGIC
              Insured)                               Aaa            AAA       07/01/26        5.250%   $     3,194,190
----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,862,136
----------------------------------------------------------------------------------------------------------------------

GEORGIA--4.35%
     1,015  Columbus Building Authority
              Lease Revenue-Series A
              (FGIC Insured)                         Aaa            AAA       01/01/16        5.250          1,110,846
     2,000  Georgia Municipal Electric
              Authority Power Revenue-
              Series A (FSA Insured)                 Aaa            AAA       01/01/18        5.000          2,107,480
     4,515  Georgia Municipal Electric
              Authority Power Revenue-
              Unrefunded-Series Y
              (FSA-CR Insured)                       Aaa            AAA       01/01/10       10.000          5,793,152
     3,425  Georgia Municipal Electric
              Authority Power Revenue-
              Unrefunded-Series Y
              (MBIA-IBC Insured)                     Aaa            AAA       01/01/10       10.000          4,394,583
----------------------------------------------------------------------------------------------------------------------
                                                                                                            13,406,061
----------------------------------------------------------------------------------------------------------------------

ILLINOIS--6.49%
     1,500  Chicago General Obligation-
              Series A (FSA Insured)                 Aaa            AAA       01/01/25        5.000          1,549,260
     2,000  Chicago General Obligation-
              Series A (FSA Insured)                 Aaa            AAA       01/01/26        5.000          2,061,320
     1,000  Chicago Project & Refunding-
              Series A (MBIA Insured)                Aaa            AAA       01/01/14        5.500          1,097,200
     4,500  Illinois Health Facilities Authority
              Revenue-Franciscan Sisters
              Health Care-Series C
              (Escrowed to Maturity)
              (MBIA Insured)                         Aaa            AAA       09/01/18        5.750          5,110,200
     3,000  Kane McHenry Cook & De Kalb
              Counties-United School
              District No. 300 (MBIA Insured)        Aaa            AAA       12/01/15        5.500          3,295,860
     5,000  Metropolitan Pier & Exposition
              Authority-Illinois Dedicated
              State Tax Capital
              Appreciation-Series A-2002
              (FGIC Insured)                         Aaa            AAA       06/15/10        6.650#         4,144,850

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILLINOIS--(CONCLUDED)
$    2,395  Metropolitan Pier & Exposition
              Authority-Illinois Dedicated
              State Tax-Series A-2002
              (Pre-refunded with U.S.
              Government Securities to
              06/15/19 @ $100)
              (FGIC Insured)                         Aaa            AAA       12/15/23        5.500%   $     2,731,617
----------------------------------------------------------------------------------------------------------------------
                                                                                                            19,990,307
----------------------------------------------------------------------------------------------------------------------

INDIANA--0.35%
     1,000  Indiana University Revenue-
              Student Fee-Series O
              (FGIC Insured)                         Aaa            AAA       08/01/18        5.250          1,078,690

MAINE--1.61%
     4,785  Maine Health & Higher
              Educational Facilities
              Authority Revenue-Series A
              (Escrowed to Maturity)
              (FSA Insured)                          NR             AAA       07/01/23        5.500          4,944,771

MISSOURI--1.67%
     1,740  St. Louis Airport Revenue-
              Capital Improvement
              Project-Series A (MBIA
              Insured)                               Aaa            AAA       07/01/15        5.375          1,881,218
     2,035  St. Louis Airport Revenue-
              Capital Improvement
              Project-Series A (MBIA Insured)        Aaa            AAA       07/01/16        5.375          2,198,818
     1,000  St. Louis Airport Revenue-
              Capital Improvement
              Project-Series A (MBIA Insured)        Aaa            AAA       07/01/18        5.375          1,076,180
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,156,216
----------------------------------------------------------------------------------------------------------------------

NEVADA--3.75%
     4,000  Washoe County Gas & Water
              Facilities Revenue-Sierra
              Pacific Power Co. Project-
              Series B (MBIA Insured)                Aaa            AAA       06/01/23        5.900          4,020,160
     7,500  Washoe County Water Facilities
              Revenue-Sierra Pacific Power Co.
              Project-Series A (MBIA
              Insured)                               Aaa            AAA       06/01/23        5.900          7,537,800
----------------------------------------------------------------------------------------------------------------------
                                                                                                            11,557,960
----------------------------------------------------------------------------------------------------------------------

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEW JERSEY--1.09%
$    3,150  New Jersey Economic
              Development Authority
              Revenue-Cigarette Tax
              (FGIC Insured)                         Aaa            AAA       06/15/09        5.000%   $     3,346,686

NEW MEXICO--10.92%
     8,850  Gallup Pollution Control
              Revenue-Plains Electric
              Generation (MBIA Insured)              Aaa            AAA       08/15/17        6.650          8,880,798
    15,000  New Mexico Finance Authority
              State Transportation
              Revenue-Senior Lien-Series A
              (MBIA Insured)+                        Aaa            AAA       06/15/20        5.250         16,167,450
     4,130  University of New Mexico
              Revenue-Hospital Meeting
              (FSA-FHA Insured)                      Aaa            AAA       01/01/23        5.000          4,246,755
     4,230  University of New Mexico
              Revenue-Hospital Meeting
              (FSA-FHA Insured)                      Aaa            AAA       07/01/23        5.000          4,349,582
----------------------------------------------------------------------------------------------------------------------
                                                                                                            33,644,585
----------------------------------------------------------------------------------------------------------------------

NEW YORK--12.57%
     3,000  New York State Dormitory
              Authority Revenue-Series B
              (FGIC Insured)                         Aaa            AAA       11/15/29        5.250          3,266,160
     3,000  New York State Dormitory
              Authority Revenue-Sloan
              Kettering Center-Series 1
              (MBIA Insured)                         Aaa            AAA       07/01/16        5.000          3,187,200
     2,000  Long Island Power Authority
              Electric System Revenue-
              Series A (FSA Insured)                 Aaa            AAA       12/01/22        5.125          2,107,040
     5,650  Metropolitan Transportation
              Authority Dedicated Tax
              Fund-Series A (FSA Insured)            Aaa            AAA       11/15/24        5.250          6,015,159
     5,000  Metropolitan Transportation
              Authority Revenue-Series A
              (AMBAC Insured)                        Aaa            AAA       11/15/16        5.500          5,529,850
     4,000  Metropolitan Transportation
              Authority Revenue-Series A
              (FGIC Insured)                         Aaa            AAA       11/15/17        5.000          4,253,080
     1,200  New York City General
              Obligation-Series F
              (MBIA-IBC Insured)                     Aaa            AAA       08/01/12        5.750          1,351,908

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEW YORK--(CONCLUDED)
$   11,555  Triborough Bridge & Tunnel
              Authority Revenue-General
              Purpose-Series Y                       Aa3            AAA       01/01/12        6.000%   $    13,005,384
----------------------------------------------------------------------------------------------------------------------
                                                                                                            38,715,781
----------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--1.22%
   3,505 Charlotte Certificates of
              Participation Refunding-
              Convention Facilities
              Project-Series A (MBIA
              Insured)                               Aaa            AAA       08/01/12        5.000          3,767,630

OHIO--2.39%
     5,000  Cleveland Airport Systems
              Revenue-Series A
              (FSA Insured)                          Aaa            AAA       01/01/14        5.250          5,363,000
     1,870  Ohio Water Development
              Authority-Pollution Control
              Facilities Revenue-Water
              Control Loan Fund-Water
              Quality Series (MBIA Insured)          Aaa            AAA       06/01/13        5.500          2,006,996
----------------------------------------------------------------------------------------------------------------------
                                                                                                             7,369,996
----------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--0.70%
     1,000  Philadelphia General Obligation
              (FSA Insured)                          Aaa            AAA       03/15/13        5.250          1,072,360
     1,000  Philadelphia General Obligation
              (FSA Insured)                          Aaa            AAA       03/15/14        5.250          1,072,360
----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,144,720
----------------------------------------------------------------------------------------------------------------------

PUERTO RICO--1.76%
     5,000  Puerto Rico Public Finance
              Corp. Commonwealth
              Appropriation-Series A
              (Mandatory Put 02/01/12 @
              $100) (FGIC Insured)                   Aaa            AAA       08/01/31        5.250++        5,434,950

RHODE ISLAND--6.18%
     5,140  Rhode Island Depositors
              Economic Protection Corp.
              Special Obligation-Series A
              (Escrowed to Maturity)
              (FSA Insured)                          NR             AAA       08/01/14        5.750          5,887,613

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

RHODE ISLAND--(CONCLUDED)
$    4,860  Rhode Island Depositors
              Economic Protection Corp.
              Special Obligation-Series A
              (Escrowed to Maturity)
              (FSA Insured)                          Aaa            AAA       08/01/14        5.750%   $     5,520,766
     7,000  Rhode Island Depositors
              Economic Protection Corp.
              Special Obligation-Series B
              (Pre-refunded with U.S.
              Government Securities to
              02/01/11 @ $100)
              (MBIA Insured)                         Aaa            AAA       08/01/21        5.250          7,633,220
----------------------------------------------------------------------------------------------------------------------
                                                                                                            19,041,599
----------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--2.07%
     2,625  Charleston County Hospital
              Facilities Revenue-Bon
              Secours Health System
              Project (Escrowed to Maturity)
              (FSA Insured)                          Aaa            AAA       08/15/25        5.625          2,647,234
     2,500  Medical University of South
              Carolina Hospital Authority
              Hospital Facilities Revenue
              Refunding-Series A
              (MBIA-FHA Insured)                     Aaa            AAA       02/15/25        5.250          2,634,125
     1,000  Myrtle Beach Water & Sewer
              Revenue System (FGIC
              Insured)                               Aaa            AAA       03/01/15        5.375          1,096,040
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,377,399
----------------------------------------------------------------------------------------------------------------------

TEXAS--20.69%
     2,000  Corpus Christi Utilities System
              Revenue Refunding &
              Improvement (FSA Insured)              Aaa            AAA       07/15/17        5.250          2,190,600
     5,170  Fort Bend Independent School
              District Refunding-Series A
              (PSF-GTD)                              NR             AAA       08/15/26        5.250          5,463,553
     2,120  Frisco Certificates Obligation-
              Series A (FGIC Insured)                Aaa            AAA       02/15/14        5.250          2,281,480
    13,500  Houston Utility Systems
              Revenue Refunding-First
              Lien-Series A (FGIC Insured)           Aaa            AAA       05/15/23        5.250         14,333,085

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

TEXAS--(CONCLUDED)
$    6,000  Houston Water & Sewer
              System Revenue-Junior
              Lien-Series A (FSA Insured)            Aaa            AAA       12/01/15        5.500%   $     6,580,620
     2,000  Irving Independent School
              District Refunding-Capital
              Appreciation-Series A
              (PSF-GTD)                              Aaa            AAA       02/15/12        4.960#         1,506,100
     2,000  Jefferson County General
              Obligation (FGIC Insured)              Aaa            AAA       08/01/20        5.250          2,134,940
    10,000  Lubbock Health Facilities
              Development Corp.-Hospital
              Revenue-Methodist Hospital-
              Series A (Pre-refunded with
              U.S. Government Securities to
              12/01/05 @ $100)
              (AMBAC Insured)                        Aaa            AAA       12/01/22        5.900         10,228,900
     4,000  San Antonio Electric & Gas
              Revenue-Unrefunded
              (FSA-CR Insured)                       Aaa            AAA       02/01/12        5.000          4,301,480
     1,065  San Antonio Refunding-General
              Improvement Forward-
              Series 2006 (FGIC Insured)(a)          Aaa            AAA       08/01/12        5.250          1,128,090
     1,420  San Antonio Refunding-General
              Improvement Forward-
              Series 2006 (FGIC Insured)(a)          Aaa            AAA       08/01/13        5.250          1,509,346
       155  San Antonio Water Revenue
              (MBIA Insured)                         Aaa            AAA       05/15/16        6.000            164,864
       720  San Antonio Water Revenue
              (Pre-refunded with U.S.
              Government Securities to
              05/15/07 @ $100)
              (MBIA Insured)                         Aaa            AAA       05/15/16        6.000            809,374
     6,110  Texas A&M University Fund
              Refunded                               Aaa            NR        07/01/17        5.250          6,579,493
     4,170  Williamson County General
              Obligation (FSA Insured)               Aaa            AAA       02/15/17        5.500          4,526,076
----------------------------------------------------------------------------------------------------------------------
                                                                                                            63,738,001
----------------------------------------------------------------------------------------------------------------------

WASHINGTON--5.95%
     5,210  Washington State Public Power
              Supply Revenue Refunding-
              Systems Nuclear
              Project No. 2-Series A
              (MBIA Insured)                         Aaa            AAA       07/01/11        6.550#         4,107,668

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)

WASHINGTON--(CONCLUDED)
$    2,220  Cowlitz County School
              District No. 458 Kelso
              (FSA Insured)                          Aaa            NR        12/01/15        5.750%   $     2,474,501
     1,000  Cowlitz County School
              District No. 458 Kelso
              (FSA Insured)                          Aaa            NR        12/01/18        5.750          1,112,000
     2,000  Energy Northwest Electric
              Revenue-Columbia Generator
              Station-Series F (MBIA Insured)        Aaa            AAA       07/01/18        5.000          2,099,080
     2,175  Energy Northwest Electric
              Revenue-Project No. 1-
              Series A (MBIA Insured)                Aaa            AAA       07/01/15        5.750          2,421,036
     2,000  King County School
              District No. 403 Renton
              (FGIC Insured)                         Aaa            AAA       12/01/14        5.250          2,131,140
     3,785  Spokane County Refunding-
              Series B (MBIA Insured)                Aaa            AAA       12/01/10        5.000          3,979,360
----------------------------------------------------------------------------------------------------------------------
                                                                                                            18,324,785
----------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--3.31%
    10,000  Marshall County Pollution
              Control Revenue-Ohio Power
              Project-Series D (MBIA Insured)        Aaa            AAA       04/01/22        5.900         10,197,000

WISCONSIN--0.40%
     1,105  Ladysmith-Hawkins School
              District Refunding (FGIC
              Insured)                               Aaa            NR        04/01/20        5.500          1,228,451
----------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Bonds (cost--$438,554,985)                                                       445,091,825
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL NOTES--23.33%

ILLINOIS--7.96%
    24,500  Chicago Water Revenue
              Refunding-Second Lien
              (MBIA Insured)                       VMIG-1           A-1+      04/07/05        2.280*        24,500,000

KENTUCKY--0.49%
     1,500  Kentucky Economic
              Development Finance
              Authority Hospital Facilities
              Revenue-Baptist Healthcare-
              Series C (MBIA Insured)              VMIG-1           A-1       04/01/05        2.290*         1,500,000

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONTINUED)

MASSACHUSETTS--1.98%
$    6,100  Massachusetts State Health &
              Education Facilities Authority
              Revenue-Capital Asset
              Program-Series C (MBIA
              Insured)                             VMIG-1          A-1+       04/01/05        2.290%*  $     6,100,000

MISSOURI--4.94%
    11,100  Missouri Development Finance
              Board Cultural Facilities
              Revenue-Nelson Gallery
              Funding-Series B (MBIA
              Insured)                             VMIG-1          A-1+       04/01/05        2.300*        11,100,000
     4,100  Missouri Health & Educational
              Facilities Authority Health
              Facilities Revenue-Cox Health
              Systems (AMBAC Insured)              VMIG-1          A-1+       04/01/05        2.330*         4,100,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            15,200,000
----------------------------------------------------------------------------------------------------------------------

NEVADA--1.36%
   4,200    Clark County School District-
              Series A (FSA Insured)               VMIG-1          A-1+       04/01/05        2.220*         4,200,000
----------------------------------------------------------------------------------------------------------------------

NEW YORK--4.25%
     4,900  New York City General
              Obligation-Series B-
              Subseries B-4 (MBIA Insured)         VMIG-1          A-1+       04/01/05        2.240*         4,900,000
     4,200  New York City General
              Obligation-Series B2-
              Subseries B-5 (MBIA
              Insured)                             VMIG-1          A-1+       04/01/05        2.180*         4,200,000
     4,000  New York City Municipal Water
              Finance Authority Water &
              Sewer Systems Revenue-
              Series C (FGIC Insured)              VMIG-1          A-1+       04/01/05        2.240*         4,000,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            13,100,000
----------------------------------------------------------------------------------------------------------------------

OREGON--0.89%
     2,750  Oregon State Health Housing
              Educational & Cultural
              Facilities Authority-
              Peacehealth (MBIA Insured)           VMIG-1          A-1+       04/01/05        2.240*         2,750,000

PRINCIPAL                                          MOODY'S         S&P
 AMOUNT                                            RATING         RATING       MATURITY    INTEREST
 (000)                                           (UNAUDITED)    (UNAUDITED)     DATES       RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)

TEXAS--0.13%
$      400  North Central Texas Health
              Facility Development Corp.
              Revenue-Methodist Hospitals
              Dallas-Series B (MBIA Insured)       VMIG-1          A-1+       04/01/05        2.300%*  $       400,000

WASHINGTON--1.33%
     4,100  Washington State Health Care
              Facilities Authority Revenue-
              Providence Services-Series A
              (MBIA Insured)                       VMIG-1          A-1+       04/01/05        2.300*         4,100,000
----------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost--$71,850,000)                                                        71,850,000
----------------------------------------------------------------------------------------------------------------------
Total Investments (cost--$510,404,985)--167.82%                                                            516,941,825
Other assets in excess of liabilities--0.35%                                                                 1,090,753
Liquidation Value of Auction Preferred Shares--(68.17%)                                                   (210,000,000)
----------------------------------------------------------------------------------------------------------------------
Net Assets applicable to common shareholders--100.00%                                                  $   308,032,578
----------------------------------------------------------------------------------------------------------------------

* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of March 31, 2005.
++ Floating rate security. The interest rate shown is the current rate as of March 31, 2005.
# Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
+    Entire or partial amount pledged as collateral for futures transactions.
(a) Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
CR    -- Custodial Receipts
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Authority
FSA   -- Financial Security Assurance
GTD   -- Guaranteed
IBC   -- Insured Bond Certificate
MBIA  -- Municipal Bond Investors Assurance
NR    -- Not Rated
PSF   -- Permanent School Fund

NUMBER OF                                          IN            EXPIRATION       UNREALIZED
CONTRACTS           CONTRACTS TO RECEIVE      EXCHANGE FOR          DATES        APPRECIATION
------------------------------------------------------------------------------------------------
FUTURES CONTRACTS

                      U.S. Treasury Note
125                    5 Year Futures         $ 13,477,641        June 2005        $  90,922
                      U.S. Treasury Note
290                    10 Year Futures          31,938,751        June 2005          251,720
------------------------------------------------------------------------------------------------
                                                                                   $ 342,642
------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2005

ASSETS:

Investments in securities, at value (cost -- $510,404,985)                        $   516,941,825
Cash                                                                                      127,670
Receivable for interest                                                                 6,364,481
Other assets                                                                               41,933
Total assets                                                                          523,475,909
LIABILITIES:

Payable for investments purchased                                                       4,771,898
Payable to investment advisor and administrator                                           266,137
Payable for variation margin                                                              200,313
Dividends payable to auction preferred shareholders                                        53,040
Accrued expenses and other liabilities                                                    151,943
Total liabilities                                                                       5,443,331
Auction Preferred Shares Series A, B, C, D, E & F-4,200
 non-participating shares authorized, issued and outstanding;
 $0.001 par value; $50,000 liquidation value per share                                210,000,000
Net assets applicable to common shareholders                                      $   308,032,578
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

Common Stock--$0.001 par value; 199,997,000 shares authorized;
 20,628,363 shares issued and outstanding                                             301,976,191
Undistributed net investment income                                                       470,621
Accumulated net realized loss from investment activities and futures                   (1,293,716)
Net unrealized appreciation of investments and futures                                  6,879,482
Net assets applicable to common shareholders                                      $   308,032,578
Net asset value per common share ($308,032,578 applicable to 20,628,363
 common shares outstanding)                                                       $         14.93
-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                   FOR THE YEAR
                                                                                      ENDED
                                                                                  MARCH 31, 2005
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                          $    21,900,519
EXPENSES:
Investment advisory and administration fees                                             4,692,151
Auction Preferred Shares expenses                                                         781,828
Custody and accounting                                                                    312,810
Professional fees                                                                         104,770
Reports and notices to shareholders                                                        76,067
Transfer agency fees                                                                       19,937
Directors' fees                                                                            19,886
Other expenses                                                                            101,421
                                                                                        6,108,870
Less: Fee waivers by investment advisor and administrator                              (1,391,596)
Net expenses                                                                            4,717,274
Net investment income                                                                  17,183,245
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from:
     Investments                                                                        1,210,590
     Futures                                                                            1,076,916
Net change in unrealized appreciation/depreciation of:
     Investments                                                                       (9,480,409)
     Futures                                                                              577,642
Net realized and unrealized loss from investment activities                            (6,615,261)
DIVIDENDS AND DISTRIBUTIONS TO AUCTION PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                  (2,812,124)
Net realized gain from investment activities                                             (194,876)
Total dividends and distributions to auction preferred shareholders                    (3,007,000)
Net increase in net assets applicable to common shareholders resulting from
 operations                                                                       $     7,560,984

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

                                                                                        FOR THE YEARS ENDED
                                                                                             MARCH 31,
                                                                                  --------------------------------
                                                                                        2005             2004
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                             $    17,183,245  $    17,284,000
Net realized gains from investment activites and futures                                2,287,506        8,867,105
Net change in unrealized appreciation/depreciation of  investments and futures         (8,902,767)      (8,816,660)
COMMON SHARE EQUIVALENT OF DIVIDENDS AND DISTRIBUTIONS TO AUCTION PREFERRED
 SHAREHOLDERS FROM:
Net investment income                                                                  (2,812,124)      (1,410,363)
Net realized gains from investment activities                                            (194,876)        (335,308)
Total dividends and distributions paid to auction preferred shareholders               (3,007,000)      (1,745,671)
Net increase in net assets applicable to common shareholders resulting from
 operations                                                                             7,560,984       15,588,774
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                 (15,677,560)     (17,327,825)
Net realized gains from investment activities                                          (1,419,231)      (5,029,195)
Total dividends and distributions to common shareholders                              (17,096,791)     (22,357,020)
Auction Preferred Shares offering expenses                                                     --         (723,487)
Net decrease in net assets applicable to common shareholders                           (9,535,807)      (7,491,733)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                                     317,568,385      325,060,118
End of year                                                                       $   308,032,578  $   317,568,385
------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                   $       470,621  $     1,619,771
------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Insured Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund's investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Securities traded in the over-the-counter ("OTC") market are valued at the last bid price available on the valuation date prior to valuation.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or municipal obligations equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion.

DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM"), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets applicable to holders of common and auction preferred shares. Prior to August 1, 2004, UBS Global AM had agreed to waive 0.20% of the advisory and administration fee, so that the Fund's effective fee was 0.70% of average weekly net assets applicable to holders of common and auction preferred shares from July 23, 2003 until July 31, 2004. Effective August 1, 2004, the Fund's management fee waiver increased to 0.30%, reducing the effective management fee to 0.60%. This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2005, the Fund owed UBS Global AM $266,137, which is $399,018 investment advisory and administration fees less fees waived of $132,881. For the year ended March 31, 2005, UBS Global AM waived $1,391,596 in investment advisory and administration fees from the Fund.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in his becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds.
UBS Global AM executes Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended March 31, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $102,776,738. Morgan Stanley received compensation for these trades in the form of a "mark-up" or "mark-down" of the price of the securities. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

AUCTION PREFERRED SHARES

The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, 800 shares of auction preferred shares Series C, 600 shares of auction preferred shares Series D, 600 shares of auction preferred shares Series E and 600 shares of auction preferred shares Series F which are referred to herein collectively as the "APS." All shares of each series of APS have liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates ranged from 0.750% to 2.600% for the year ended March 31, 2005.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund's APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Offering expenses of $723,487 were charged to paid-in-capital of the Fund in connection with the offering of APS during the year ended March 31, 2004.

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $232,355,785 and $234,279,819, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM:                            2005            2004
-----------------------------------------------------------------------------
Tax-exempt income                              $   18,116,461  $   18,738,188
Net long-term capital gains                         1,987,330       5,364,503
-----------------------------------------------------------------------------
Total distributions paid                       $   20,103,791  $   24,102,691
-----------------------------------------------------------------------------

At March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains                          $    1,685,468
Unrealized appreciation of investments and futures                  4,423,959
-----------------------------------------------------------------------------
Total accumulated earnings                                     $    6,109,427
-----------------------------------------------------------------------------

The differences between book-basis and tax-basis unrealized appreciation of investments and futures is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and premium amortization adjustments.

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at March 31, 2005 were as follows:

Tax cost of investments                                        $  512,517,866
-----------------------------------------------------------------------------
Gross unrealized appreciation                                  $    6,841,871
Gross unrealized depreciation                                      (2,417,912)
-----------------------------------------------------------------------------
Net unrealized appreciation                                    $    4,423,959
-----------------------------------------------------------------------------

To reflect reclassifications arising from permanent "book/tax" differences for the year ended March 31, 2005, the Fund's undistributed net investment income was increased by $157,289 and accumulated net realized loss from investments and futures was increased by $157,289.

These differences are primarily due to reclassification of dividends and premium amortization adjustments.

INSURED MUNICIPAL INCOME FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                          FOR THE YEARS ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                   2005              2004            2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $       15.39    $       15.76    $       15.15    $       15.30    $       14.54
Net investment income                                   0.83             0.84             0.97             1.01             1.04
Net realized and unrealized gains (losses)
  from investment activities                           (0.31)            0.00#            0.58            (0.26)            0.79
Common share equivalent of dividends
  and distributions paid to auction
  preferred shareholders from:
  Net investment income                                (0.14)           (0.07)           (0.10)           (0.17)           (0.31)
  Net realized gains from investment
    activities                                         (0.01)           (0.02)              --               --               --
Total dividends and distributions paid to
  auction preferred shareholders                       (0.15)           (0.09)           (0.10)           (0.17)           (0.31)
Net increase from operations                            0.37             0.75             1.45             0.58             1.52
Dividends and distributions paid to
  common shareholders from:
  Net investment income                                (0.76)           (0.84)           (0.84)           (0.73)           (0.76)
  Net realized gains from investment
    activities                                         (0.07)           (0.24)              --               --               --
Total dividends and distributions paid to
  common shareholders                                  (0.83)           (1.08)           (0.84)           (0.73)           (0.76)
--------------------------------------------------------------------------------------------------------------------------------
Auction preferred shares offering
  expenses                                                --            (0.04)              --               --               --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $       14.93    $       15.39    $       15.76    $       15.15    $       15.30
MARKET VALUE, END OF YEAR                      $       12.71    $       14.48    $       13.98    $       13.42    $       13.11
TOTAL INVESTMENT RETURN(1)                             (6.55)%          11.75%           10.61%            8.04%           16.02%
RATIO TO AVERAGE NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES:
Total expenses, net of fee waivers
  by advisor                                            1.51%            1.35%            1.41%            1.42%            1.44%
Total expenses, before fee waivers
  by advisor                                            1.96%            1.62%            1.60%            1.61%            1.63%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income before
  auction preferred shares dividends                    5.52%            5.42%            6.23%            6.57%            7.00%
--------------------------------------------------------------------------------------------------------------------------------
Auction preferred shares dividends from
  net investment income                                 0.90%            0.44%            0.61%            1.11%            2.10%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income available to
  common shareholders, net of
  fee waivers by advisor                                4.62%            4.98%            5.62%            5.46%            4.90%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income available
  to common shareholders, before
  fee waivers by advisor                                4.17%            4.71%            5.43%            5.27%            4.71%
--------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets applicable to common
  shareholders, end of year (000's)            $     308,033    $     317,568    $     325,060    $     312,552    $     315,568
Portfolio turnover                                        50%              37%              24%              14%               2%
--------------------------------------------------------------------------------------------------------------------------------
Asset coverage per share of auction
  preferred shares, end of year                $     123,341    $     125,612    $     158,353    $     154,184    $     155,189
--------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
#    Amount represents less than $0.005 per common share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP

The Board of Directors and Shareholders
Insured Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Insured Municipal Income Fund Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipal Income Fund Inc. at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                               /s/ Ernst & young LLP


New York, New York
May 11, 2005

GENERAL INFORMATION (UNAUDITED)

THE FUND

Insured Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had approximately $50.7 billion in assets under management as of March 31, 2005.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PIF." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures (and information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2004), without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

                  (This page has been left blank intentionally)

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARDS OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS Fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTORS

                                                      TERM OF
                                                    OFFICE# AND
                                POSITION(S)          LENGTH OF
    NAME, ADDRESS,               HELD WITH              TIME                         PRINCIPAL OCCUPATION(S)
       AND AGE                     FUND                SERVED                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander+; 58      Director           Since 1995              Mrs. Alexander is retired. She was an executive
c/o UBS Global Asset                                                    vice president of UBS Financial Services Inc.
Management                                                              (from March 1984 to December 2002). She was chief
51 West 52nd Street                                                     executive officer (from January 1995 to October
New York, NY 10019                                                      2000), a director (from January 1995 to September
                                                                        2001) and chairman (from March 1999 to September
                                                                        2001) of UBS Global AM (formerly known as Mitchell
                                                                        Hutchins Asset Management Inc.).

Meyer Feldberg++; 63         Director           Since 1993              Professor Feldberg is a senior advisor to Morgan
Morgan Stanley                                                          Stanley (financial services) (since March 2005).
1585 Broadway                                                           He is also Dean Emeritus and Sanford Bernstein
33rd Floor                                                              Professor of Leadership and Ethics at Columbia
New York, NY 10036                                                      Business School, although on a two year leave of
                                                                        absence. Prior to July 2004, he was Dean and
                                                                        Professor of Management of the Graduate School of
                                                                        Business at Columbia University (since 1989).

                                                    NUMBER OF
    NAME, ADDRESS,                          PORTFOLIOS IN FUND COMPLEX                         OTHER DIRECTORSHIPS
       AND AGE                                 OVERSEEN BY DIRECTOR                             HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander+; 58      Mrs. Alexander is a director or trustee of 16 investment   None
c/o UBS Global Asset         companies (consisting of 33 portfolios) for which UBS
Management                   Global AM or one of its affiliates serves as investment
51 West 52nd Street          advisor, sub-advisor or manager.
New York, NY 10019

Meyer Feldberg++; 63         Professor Feldberg is a director or trustee of 30          Professor Feldberg is also a
Morgan Stanley               investment companies (consisting of 47 portfolios) for     director of Primedia Inc.
1585 Broadway                which UBS Global AM or one of its affiliates serves as     (publishing), Federated Department
33rd Floor                   investment advisor, sub-advisor or manager.                Stores, Inc. (operator of
New York, NY 10036                                                                      department stores), Revlon, Inc.
                                                                                        (cosmetics) and SAPPI, Ltd.
                                                                                        (producer of paper).

INDEPENDENT DIRECTORS

                                                      TERM OF
                                                    OFFICE# AND
                                POSITION(S)          LENGTH OF
    NAME, ADDRESS,               HELD WITH              TIME                         PRINCIPAL OCCUPATION(S)
       AND AGE                     FUND                SERVED                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69     Director and       Since 1995 (Director)   Mr. Armstrong is chairman and principal of R.Q.A.
c/o Willkie Farr &           Chairman of the    Since 2004 (Chairman    Enterprises (management consulting firm) (since
Gallagher LLP                Board of           of the Board of         April 1991 and principal occupation since March
787 Seventh Avenue           Directors          Directors)              1995).
New York, NY 10019-6099

David J. Beaubien; 70        Director           Since 2001              Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                                           chairman of Yankee Environmental Systems, Inc., a
Ware, MA 01082                                                          manufacturer of meteorological measuring systems
                                                                        (since 1991).

Richard R. Burt; 58          Director           Since 1995              Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania                                                       (international information and security firm) and
Avenue, N.W.                                                            IEP Advisors (international investments and
Washington, D.C. 20004                                                  consulting firm).

Carl W. Schafer; 69          Director           Since 1996              Mr. Schafer is president of the Atlantic
66 Witherspoon Street #1100                                             Foundation (charitable foundation) (since 1990).
Princeton, NJ 08542

William D. White; 71         Director           Since 2001              Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

                                                    NUMBER OF
    NAME, ADDRESS,                          PORTFOLIOS IN FUND COMPLEX                         OTHER DIRECTORSHIPS
       AND AGE                                 OVERSEEN BY DIRECTOR                             HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69     Mr. Armstrong is a director or trustee of 16 investment    None
c/o Willkie Farr &           companies (consisting of 33 portfolios) for which UBS
Gallagher LLP                Global AM or one of its affiliates serves as investment
787 Seventh Avenue           advisor, sub-advisor or manager.
New York, NY 10019-6099

David J. Beaubien; 70        Mr. Beaubien is a director or trustee of 16 investment     Mr. Beaubien is also a director of
84 Doane Road                companies (consisting of 33 portfolios) for which UBS      IEC Electronics, Inc., a
Ware, MA 01082               Global AM or one of its affiliates serves as investment    manufacturer of electronic
                             advisor, sub-advisor or manager.                           assemblies.

Richard R. Burt; 58          Mr. Burt is a director or trustee of 16 investment         Mr. Burt is also a director of
1275 Pennsylvania            companies (consisting of 33 portfolios) for which UBS      Hollinger International, Inc.
Avenue, N.W.                 Global AM or one of its affiliates serves as investment    (publishing), HCL Technologies,
Washington, D.C. 20004       advisor, sub-advisor or manager.                           Ltd. (software and information
                                                                                        technologies), The Central
                                                                                        European Fund, Inc., The Germany
                                                                                        Fund, Inc., IGT, Inc. (provides
                                                                                        technology to gaming and wagering
                                                                                        industry) and chairman of Weirton
                                                                                        Steel Corp. (makes and finishes
                                                                                        steel products). He is also a
                                                                                        director or trustee of funds in
                                                                                        the Scudder Mutual Funds Family
                                                                                        (consisting of 52 portfolios).

Carl W. Schafer; 69          Mr. Schafer is a director or trustee of 16 investment      Mr. Schafer is also a director of
66 Witherspoon Street #1100  companies (consisting of 33 portfolios) for which UBS      Labor Ready, Inc. (temporary
Princeton, NJ 08542          Global AM or one of its affiliates serves as investment    employment), Guardian Life
                             advisor, sub-advisor or manager.                           Insurance Company Mutual Funds
                                                                                        (consisting of 25 portfolios), the
                                                                                        Harding, Loevner Funds (consisting
                                                                                        of three portfolios), E.I.I.
                                                                                        Realty Securities Trust
                                                                                        (consisting of two portfolios) and
                                                                                        Frontier Oil Corporation.

William D. White; 71         Mr. White is a director or trustee of 16 investment        None
P.O. Box 199                 companies (consisting of 33 portfolios) for which UBS
Upper Black Eddy, PA 18972   Global AM or one of its affiliates serves as investment
                             advisor, sub-advisor or manager.

OFFICERS

                                                      TERM OF                        PRINCIPAL OCCUPATION(S)
                                                    OFFICE# AND                       DURING PAST 5 YEARS;
                                POSITION(S)          LENGTH OF                       NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,               HELD WITH              TIME                     FUND COMPLEX FOR WHICH PERSON
       AND AGE                     FUND                SERVED                          SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 39         Vice President     Since 2005              Mr. Allessie is a director and associate general
                             and Assistant                              counsel at UBS Global AM (since 2005). Prior to
                             Secretary                                  joining UBS Global AM he was senior vice president
                                                                        and general counsel of Kenmar Advisory Corp. (from
                                                                        2004-2005). Prior to that Mr. Allessie was general
                                                                        counsel and secretary of Global Asset Management
                                                                        (USA) Inc., GAM Investments, GAM Services, GAM
                                                                        Funds, Inc. and the GAM Avalon Funds (from 1999 to
                                                                        2004). Such entities are affiliates of UBS Global
                                                                        AM. Prior to joining GAM, Mr. Allessie was
                                                                        Regulatory Officer to the State of New Jersey,
                                                                        Department of Law and Public Safety, Bureau of
                                                                        Securities (from 1993 to 1999). Mr. Allessie is a
                                                                        vice president and assistant secretary of 20
                                                                        investment companies (consisting of 75 portfolios)
                                                                        for which UBS Global AM or one of its affiliates
                                                                        serves as investment advisor, sub-advisor or
                                                                        manager.

W. Douglas Beck*; 38         President          Since 2005              Mr. Beck is an executive director and head of
                                                                        product development and management for UBS Global
                                                                        AM (since 2002). From March 1998 to November 2002,
                                                                        he held various positions at Merrill Lynch, the
                                                                        most recent being first vice president and
                                                                        co-manager of the managed solutions group. Mr.
                                                                        Beck is president of 20 investment companies
                                                                        (consisting of 75 portfolios) for which UBS Global
                                                                        AM or one of its affiliates serves as investment
                                                                        advisor, sub-advisor or manager, and was vice
                                                                        president of such investment companies from 2003
                                                                        to 2005.

                                                      TERM OF                        PRINCIPAL OCCUPATION(S)
                                                    OFFICE# AND                       DURING PAST 5 YEARS;
                                POSITION(S)          LENGTH OF                       NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,               HELD WITH              TIME                     FUND COMPLEX FOR WHICH PERSON
       AND AGE                     FUND                SERVED                          SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------
James Capezzuto*; 41         Vice President     Since 2004              Mr. Capezzuto is a director and associate general
                             and Assistant                              counsel at UBS Global AM (since 2004). Prior to
                             Secretary                                  joining UBS Global AM he was senior vice
                                                                        president, senior compliance manager at Bank of
                                                                        America (from 2003-2004). Prior to that he was
                                                                        general counsel at Steinberg Priest & Sloane and
                                                                        prior to that he was director and senior counsel
                                                                        at Deutsche Asset Management (from 1996-2002).
                                                                        Mr. Capezzuto is a vice president and assistant
                                                                        secretary of 20 investment companies (consisting
                                                                        of 75 portfolios) for which UBS Global AM or one
                                                                        of its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

Thomas Disbrow*; 39          Vice President     Since 2000              Mr. Disbrow is a director, head of retail mutual
                             and Treasurer      (Vice President)        fund operations and co-head of the mutual fund
                                                Since 2004              finance department of UBS Global AM. Prior to
                                                (Treasurer)             November 1999, he was a vice president of
                                                                        Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                        president and treasurer of 16 investment companies
                                                                        (consisting of 33 portfolios) and vice president
                                                                        and assistant treasurer of four investment
                                                                        companies (consisting of 42 portfolios) for which
                                                                        UBS Global AM or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*;      Vice President     Since 1996              Mr. Gerry is a managing director-municipal fixed
48                                                                      income of UBS Global AM. Mr. Gerry is a vice
                                                                        president of six investment companies (consisting
                                                                        of 10 portfolios) for which UBS Global AM or one
                                                                        of its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

                                                      TERM OF                        PRINCIPAL OCCUPATION(S)
                                                    OFFICE# AND                       DURING PAST 5 YEARS;
                                POSITION(S)          LENGTH OF                       NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,               HELD WITH              TIME                     FUND COMPLEX FOR WHICH PERSON
       AND AGE                     FUND                SERVED                          SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------
Mark F. Kemper**; 47         Vice President     Since 2004              Mr. Kemper is general counsel of UBS Global Asset
                             and Secretary                              Management--Americas region (since July 2004). Mr.
                                                                        Kemper also is an executive director of UBS Global
                                                                        Asset Management (Americas) Inc. ("UBS Global AM
                                                                        (Americas)") and was its deputy general counsel
                                                                        from July 2001 to July 2004. He has been secretary
                                                                        of UBS Global AM (Americas) since 1999 and
                                                                        assistant secretary of UBS Global Asset Management
                                                                        Trust Company since 1993. Mr. Kemper is secretary
                                                                        of UBS Global AM (since 2004). Mr. Kemper is vice
                                                                        president and secretary of 20 investment companies
                                                                        (consisting of 75 portfolios) for which UBS Global
                                                                        AM (Americas) or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*;         Vice President     Since 2004              Ms. Kilkeary is an associate director (since 2000)
37                           and Assistant                              and a senior manager (since 2004) of the mutual
                             Treasurer                                  fund finance department of UBS Global AM. Ms.
                                                                        Kilkeary is a vice president and assistant
                                                                        treasurer of 16 investment companies (consisting
                                                                        of 33 portfolios) for which UBS Global AM or one
                                                                        of its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

Joseph T. Malone*; 37        Vice President     Since 2004              Mr. Malone is a director and co-head of the mutual
                             and Assistant                              fund finance department of UBS Global AM. From
                             Treasurer                                  August 2000 through June 2001, he was the
                                                                        controller at AEA Investors Inc. From March 1998
                                                                        to August 2000, Mr. Malone was a manager within
                                                                        the investment management services practice of
                                                                        PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                        president and assistant treasurer of 16 investment
                                                                        companies (consisting of 33 portfolios) and vice
                                                                        president, treasurer and principal accounting
                                                                        officer of four investment companies (consisting
                                                                        of 42 portfolios) for which UBS Global AM or one
                                                                        of its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

                                                      TERM OF                        PRINCIPAL OCCUPATION(S)
                                                    OFFICE# AND                       DURING PAST 5 YEARS;
                                POSITION(S)          LENGTH OF                       NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,               HELD WITH              TIME                     FUND COMPLEX FOR WHICH PERSON
       AND AGE                     FUND                SERVED                          SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------
Joseph McGill*; 43           Vice President     Since 2004              Mr. McGill is an executive director and chief
                             and Chief                                  compliance officer at UBS Global AM and UBS Global
                             Compliance                                 AM (Americas) (since 2003). Prior to joining UBS
                             Officer                                    Global AM he was Assistant General Counsel, J.P.
                                                                        Morgan Investment Management (from 1999-2003). Mr.
                                                                        McGill is a vice president and chief compliance
                                                                        officer of 20 investment companies (consisting of
                                                                        75 portfolios) for which UBS Global AM or one of
                                                                        its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

William Veronda*; 59         Vice President     Since 2004              Mr. Veronda is an executive director--municipal
                                                                        fixed income of UBS Global AM (since 1995). Mr.
                                                                        Veronda is a vice president of two investment
                                                                        companies (consisting of two portfolios) for which
                                                                        UBS Global AM or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

Keith A. Weller*; 43         Vice President     Since 1995              Mr. Weller is an executive director and associate
                             and Assistant                              general counsel of UBS Global AM. Mr. Weller is a
                             Secretary                                  vice president and assistant secretary of 20
                                                                        investment companies (consisting of 75 portfolios)
                                                                        for which UBS Global AM or one of its affiliates
                                                                        serves as investment advisor, sub-advisor or
                                                                        manager.

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
 # Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the board.
 +    Mrs. Alexander is deemed an"interested person" of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Insured Municipal Income Fund Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2004 annual meeting of shareholders, it filed a certification with the NYSE on August 11, 2004 stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

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DIRECTORS

Richard Q. Armstrong                    Richard R. Burt
CHAIRMAN                                Meyer Feldberg
                                        Carl W. Schafer
Margo N. Alexander                      William D. White
David J. Beaubien

PRINCIPAL OFFICERS

W. Douglas Beck                         Elbridge T. Gerry III
PRESIDENT                               VICE PRESIDENT

Mark F. Kemper                          William Veronda
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT

Thomas Disbrow
VICE PRESIDENT AND TREASURER

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

(C) 2005 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]

                                                                     Presorted
                                                                     Standard
                                                                    US Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                    Permit 700
UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, NY 10019

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)  AUDIT FEES:
              For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $37,300 and $45,650, respectively.

              Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b)  AUDIT-RELATED FEES:
              In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $12,500 and $15,618, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements, (2) review of the consolidated 2003 and 2002 report on UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant's fiscal years ended 2005 and 2004.

              There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c)  TAX FEES:
              In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $2,600 and $9,700, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

              There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d)  ALL OTHER FEES:
              In each of the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

              Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

              There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
                  The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                           The [audit ]Committee shall:

                           ...


                           2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                               ----------
                                    (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
                                    (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and
                                    (ix) any other service the Public Company
                                    Accounting Oversight Board determines, by regulation, is impermissible.

                                    Pre-approval by the Committee of any
                                    permissible non-audit services is not
                                    required so long as: (i) the aggregate
                                    amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                  (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                           AUDIT-RELATED FEES:
                           There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant.

                           There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                           TAX FEES:
                           There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant.

                           There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                           ALL OTHER FEES:
                           There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant.

                           There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended March 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

         (g) For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate fees billed by E&Y of $135,880 and $436,318, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                             2005                2004
                                          ----------          ----------
              Covered Services            $   15,100          $   25,318
              Non-Covered Services           120,780             411,000

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt and Mr. White.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed June 9, 2004 (Accession Number: 0000950136-04-001889)(SEC File No. 811-07528).

   (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

   (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:      /s/ W. Douglas Beck
         -------------------
         W. Douglas Beck
         President

Date:    May 27, 2005
         ------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ W. Douglas Beck
         -------------------
         W. Douglas Beck
         President

Date:    May 27, 2005
         ------------

By:      /s/ Thomas Disbrow
         ------------------
         Thomas Disbrow
         Vice President and Treasurer

Date:    May 27, 2005
         ------------